SCHEDULE OF INVESTMENTS
Thornburg International Value Fund	December 31, 2019 (Unaudited)

		SHARES	VALUE
	Common Stock — 97.3%
	Banks — 6.5%
	Banks — 6.5%
	Barclays plc	16,796,331	$ 39,967,056
	ING Groep N.V.	7,880,057	94,471,869
	Intesa Sanpaolo SpA	11,593,635	30,541,256
	Ping An Bank Co. Ltd. Class A	17,264,910	40,772,323
			205,752,504
	Capital Goods — 14.4%
	Aerospace & Defense — 5.1%
	BAE Systems plc	10,138,292	75,848,007
	Safran S.A.	556,912	85,988,326
	Construction & Engineering — 5.8%
	Ferrovial S.A.	3,158,947	95,565,248
	Vinci S.A.	806,531	89,563,893
	Electrical Equipment — 1.8%
	ABB Ltd.	2,397,141	57,885,085
	Machinery — 1.7%
	Knorr-Bremse AG	516,345	52,560,963
			457,411,522
	Commercial & Professional Services — 2.0%
	Professional Services — 2.0%
	Recruit Holdings Co. Ltd.	1,713,048	64,624,580
			64,624,580
	Consumer Durables & Apparel — 4.3%
	Textiles, Apparel & Luxury Goods — 4.3%
	adidas AG	246,707	80,196,711
	Kering S.A.	83,527	54,828,694
			135,025,405
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
[a]	Huazhu Group Ltd. ADR	235,436	9,433,921
			9,433,921
	Diversified Financials — 2.6%
	Capital Markets — 2.6%
	Hong Kong Exchanges & Clearing Ltd.	245,460	7,969,583
	UBS Group AG	5,832,398	73,673,347
			81,642,930
	Energy — 3.1%
	Oil, Gas & Consumable Fuels — 3.1%
	Reliance Industries Ltd.	1,448,195	30,758,203
	Royal Dutch Shell plc Sponsored ADR Class A	1,129,256	66,603,519
			97,361,722
	Food, Beverage & Tobacco — 9.8%
	Beverages — 5.5%
	Kweichow Moutai Co. Ltd. Class A	235,064	39,921,431
	Treasury Wine Estates Ltd.	5,887,702	67,098,720
	Wuliangye Yibin Co. Ltd. Class A	3,477,750	66,407,616
	Food Products — 4.3%
	Danone S.A.	1,050,904	87,113,244
	Nestle S.A.	457,709	49,554,401
			310,095,412
	Healthcare Equipment & Services — 1.5%
	Health Care Equipment & Supplies — 1.2%
[a]	Alcon, Inc.	681,753	38,603,084
	Health Care Providers & Services — 0.3%

SCHEDULE OF INVESTMENTS, Continued
Thornburg International Value Fund	December 31, 2019 (Unaudited)

		SHARES	VALUE
	Fresenius Medical Care AG & Co. KGaA	110,676	$ 8,188,621
			46,791,705
	Household & Personal Products — 1.5%
	Personal Products — 1.5%
	Kose Corp.	53,263	7,843,247
	Unilever plc	708,819	40,846,910
			48,690,157
	Insurance — 3.7%
	Insurance — 3.7%
	AIA Group Ltd.	3,305,643	34,701,128
	NN Group N.V.	83,064	3,151,107
	Ping An Insurance Group Co. of China Ltd. Class H	6,708,528	79,290,508
			117,142,743
	Materials — 4.8%
	Chemicals — 3.8%
	Nutrien Ltd.	1,448,771	69,410,619
	Sika AG	265,148	49,821,413
	Metals & Mining — 1.0%
	Franco-Nevada Corp.	318,787	32,930,697
			152,162,729
	Media & Entertainment — 9.9%
	Entertainment — 2.8%
	Nintendo Co. Ltd.	218,702	88,503,308
	Interactive Media & Services — 6.8%
	Tencent Holdings Ltd.	2,208,282	106,442,350
	Z Holdings Corp.	25,875,934	109,786,071
	Media — 0.3%
	Zee Entertainment Enterprises Ltd.	2,423,751	9,915,293
			314,647,022
	Pharmaceuticals, Biotechnology & Life Sciences — 2.1%
	Life Sciences Tools & Services — 2.1%
	Lonza Group AG	185,946	67,861,260
			67,861,260
	Retailing — 6.1%
	Internet & Direct Marketing Retail — 6.1%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	429,630	91,124,523
[a]	Meituan Dianping Class B	4,902,306	64,107,514
[a]	Trip.com Group Ltd. ADR	1,190,091	39,915,652
			195,147,689
	Semiconductors & Semiconductor Equipment — 2.0%
	Semiconductors & Semiconductor Equipment — 2.0%
	Infineon Technologies AG	1,495,080	34,060,503
	SK Hynix, Inc.	353,129	28,734,004
			62,794,507
	Software & Services — 5.2%
	Information Technology Services — 3.2%
	Amadeus IT Group S.A.	883,848	72,174,813
	Wirecard AG	238,954	28,813,729
	Software — 2.0%
	SAP SE	477,913	64,500,543
			165,489,085
	Technology Hardware & Equipment — 5.2%
	Communications Equipment — 2.4%
	Telefonaktiebolaget LM Ericsson Class B	8,809,532	76,711,358
	Electronic Equipment, Instruments & Components — 2.8%
	Keyence Corp.	254,108	90,015,342

SCHEDULE OF INVESTMENTS, Continued
Thornburg International Value Fund	December 31, 2019 (Unaudited)

		SHARES	VALUE
			166,726,700
	Telecommunication Services — 3.4%
	Diversified Telecommunication Services — 1.0%
	Orange S.A.	2,152,851	$ 31,682,870
	Wireless Telecommunication Services — 2.4%
	Vodafone Group plc	38,648,625	75,132,257
			106,815,127
	Transportation — 3.0%
	Marine — 1.0%
	Kuehne + Nagel International AG	195,452	32,959,048
	Road & Rail — 2.0%
	Canadian Pacific Railway Ltd.	249,528	63,617,163
			96,576,211
	Utilities — 5.9%
	Electric Utilities — 5.9%
	Electricite de France S.A.	5,649,104	62,909,762
	Enel SpA	6,315,440	50,098,252
	Iberdrola S.A.	7,186,995	74,005,965
			187,013,979
	Total Common Stock (Cost $2,571,650,615)		3,089,206,910
	Short-Term Investments — 3.0%
[b]	Thornburg Capital Management Fund	9,656,506	96,565,062
	Total Short-Term Investments (Cost $96,565,062)		96,565,062
	Total Investments — 100.3% (Cost $2,668,215,677)		$3,185,771,972
	Liabilities Net of Other Assets — (0.3)%		(9,816,250)
	Net Assets — 100.0%		$3,175,955,722

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg International Value Fund	December 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the "Audit Committee") to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg International Value Fund	December 31, 2019 (Unaudited)

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the Financial Accounting Standards Board (the "FASB"). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.